===============================================================================
                         CLOSING STATEMENT INFORMATION
===============================================================================


Property Name:        HOLIDAY OFFICE PARK

Seller: FIRST CAPITAL LANSING PROPERTIES LIMITED PARTNERSHIP an Illinois limited partnership

Purchaser:            Lansing Mark L.L.C.,
                      a Michigan limited liability company

Proration Date:       9/22/98

Proration as of:      11:59 PM, TUESDAY, SEPTEMBER 22, 1998

Closing Date:         9/22/98

Closing as of:        TUESDAY, SEPTEMBER 22, 1998

Tax Begin Date:       1/1/98

Tax End Date:         12/31/98

Month Begin Date      9/1/98

Month End Date        9/30/98

                               CLOSING STATEMENT
                              HOLIDAY OFFICE PARK
--------------------------------------------------------------------------------

SELLER: FIRST CAPITAL LANSING PROPERTIES LIMITED PARTNERSHIP an Illinois limited partnership

PURCHASER:         Lansing Mark L.L.C.,
                   a Michigan limited liability company

PRORATION DATE:    11:59 PM, TUESDAY, SEPTEMBER 22, 1998

CLOSING (FUNDING) TUESDAY, SEPTEMBER 22, 1998

--------------------------------------------------------------------------------

                                                      CREDIT               CREDIT
                                                   PURCHASER               SELLER
                                                 -----------        -------------
PURCHASE PRICE                                                      13,500,000.00
EARNEST MONEY (held by Chicago Title)             200,000.00
INTEREST ON EARNEST MONEY                                POC
PRO-RATE PROPERTY TAXES                          (259,019.82)
   [See Schedule A]
PRO-RATE SEPTEMBER, 1998 LEASE CHARGES             68,163.31
   [See Schedule D]
TENANT PREPAID RENTS                               34,808.71
   [See Schedule B]
PRO-RATE SERVICE CONTRACTS                         (4,819.92)
   [See Schedule C]
SECURITY DEPOSITS                                  23,425.79
   [See Schedule D]
MILESTONE CONSTRUCTION                                                  15,549.00
K&D GENERAL CONTRACTORS, INC.                         500.00
CREDIT FOR JACKSON NATIONAL                        75,000.00
                                               -------------        -------------
   SUBTOTALS                                      138,058.07        13,515,549.00
CASH AMOUNT DUE TO SELLER                      13,377,490.93
                                               -------------        -------------
   TOTAL CREDITS                               13,515,549.00        13,515,549.00
                                               =============        =============

NOTES:

[1] All prorations with regard to the county real estate taxes, personal property taxes and assessments relating to the Property are final.

[2] Utility payments shall be directed to the parties for their respective periods of ownership based upon meter reads ordered prior to the Closing Date.

[3] Seller agrees to pay all invoices or charges payable to service contract vendors or other vendors of supplies or services which are unpaid at Closing and relate to periods prior to and including September 22, 1998, or which relate to periods after Closing to the extent Seller received a credit from Purchaser at Closing.



APPROVED:  SELLER                                      APPROVED:  PURCHASER

FIRST CAPITAL LANSING PROPERTIES LIMITED PARTNERSHIP   Lansing Mark L.L.C.,
an Illinois limited partnership                        a Michigan limited
                                                       liability company

By:   First Lansing Associates                         By:_____________________
      ("Lansing Associates"), an Illinois joint        Name:___________________
      venture, as General Partner                      Its:____________________


      By:   First Capital Institutional Real Estate, Ltd.-2
            ("FCIRE-2"), a Florida limited partnership, a joint venturer

      and

            First Capital Institutional Real Estate, Ltd.-3
            ("FCIRE-3"), a Florida limited partnership, a joint venturer

            By: First Capital Financial Corporation, formerly known as First Capital Properties Corporation, as General Partner of FCIRE-2 and FCIRE-3

         By:  ________________________________
         Name:______________________________
         Its:_________________________________

------------------------------------------------------------------------------------------------------------------------------------

                                                        HOLIDAY OFFICE PARK

                                                    SOURCES AND USES STATEMENT

------------------------------------------------------------------------------------------------------------------------------------

                                                   PURCHASER'S SOURCES AND USES:

BALANCE OF CASH TO BE FUNDED BY PURCHASER                                                          13,377,490.93
                                                                                                   -------------
ADDITIONAL CASH OUTLAYS BY PURCHASER:

        CHICAGO TITLE INSURANCE COMPANY
                Title Insurance Policy Endorsements                                        0.00
                Loan Premium                                                           6,882.40
                Escrow Fees (50%)                                                        375.00
                Recording Charges (100%)                                                 500.00
                Out of Pocket Costs (copies, UPS, Zoning search)                         287.00
                UCC Searches ($513.00 incurred to date; est. of Michigan $600.00)      1,113.00
                Additional Survey Cost (100%)                                          3,000.00
                                                                                     ----------
        PURCHASER'S CLOSING COSTS                                                                      12,157.40
                                                                                                   -------------
TOTAL CASH OUTLAY BY PURCHASER                                                                     13,389,648.33
                                                                                                   =============

------------------------------------------------------------------------------------------------------------------------------------

                          SELLER'S SOURCES AND USES:


CASH AMOUNT DUE TO SELLER                                                                          13,377,490.93
Earnest Money (held by Chicago Title)                                                                 200,000.00
                                                                                                   -------------
TOTAL SELLER'S  SOURCES                                                                            13,577,490.93
                                                                                                   -------------
ITEMS PAYABLE FROM SELLER'S PROCEEDS AT CLOSING:

        CHICAGO TITLE INSURANCE COMPANY
                Title Insurance Policy Endorsements                                        0.00
                Title Insurance Base Premium (100%)                                   18,356.00
                Transfer Taxes - State/County (100%)                                 116,100.00
                Survey Costs                                                           9,025.00
                3.1 Zoning Endorsement (100%)                                          2,753.40
                Escrow Fees (50%)                                                        375.00
                                                                                     ----------
                                                                                                      146,609.40

COMMISSION FOR HOLMES BARILE REALTY ADVISORS, INC. (1)                                                220,000.00
COMMISSION FOR CB RICHARD ELLIS MARTIN (2)                                                             50,000.00
                                                                                                   -------------
TOTAL CASH OUTLAY BY SELLER                                                                           416,609.40


BALANCE TO SELLER                                                                                  13,160,881.53
                                                                                                   =============

(1)  See wire instructions.
(2)  See check instructions.

                                              SCHEDULE A

-------------------------------------------------------------------------------------------------------------

HOLIDAY OFFICE PARK
PRO-RATA 1998/1999 PROPERTY TAXES
PRORATION MADE AS OF:                   11:59 PM, TUESDAY, SEPTEMBER 22, 1998

-------------------------------------------------------------------------------------------------------------

ACTUAL FISCAL REAL ESTATE TAXES (City Tax) - Paid by Seller [1]                           41,790.00
                                                                                         ----------
  (State Education)

PURCHASER'S  PRORATA SHARE OF 1998 TAXES                                 8/365                 2.19%
                                                                                         ----------
PURCHASER'S SHARE OF 1998 TAXES                                                              915.95
SELLER'S SHARE OF 1998 TAXES                                                              40,874.05
                                                                                         ----------
CREDIT DUE TO PURCHASER (SELLER):                                                           (915.95)
                                                                                         ==========



ACTUAL 1998 REAL ESTATE TAXES ( City Tax) - Paid by Seller [2]
  (City, School and Community College)                                                   265,950.11
                                                                                         ----------

PURCHASER'S  PRORATA SHARE OF 1998 TAXES                               281/365               76.986%
                                                                                         ----------
PURCHASER'S SHARE OF 1998 TAXES                                                          204,745.15
SELLER'S SHARE OF 1998 TAXES                                                              61,204.96

CREDIT DUE TO PURCHASER (SELLER):                                                       (204,745.15)
                                                                                         ==========


ACTUAL FISCAL 1999 REAL ESTATE TAXES ( City Tax) - Paid by Seller [3]
  (State Education)                                                                       36,410.40
                                                                                         ----------

PURCHASER'S  PRORATA SHARE OF 1998 TAXES                               365/365              100.000%
                                                                                         ----------
PURCHASER'S SHARE OF 1998 TAXES                                                           36,410.40
SELLER'S SHARE OF 1998 TAXES                                                                    -

CREDIT DUE TO PURCHASER (SELLER):                                                        (36,410.40)
                                                                                         ==========


ACTUAL 1998 REAL ESTATE TAXES (County Tax) - Paid by Seller [4]                           61,861.38
                                                                                         ----------
PURCHASER'S  PRORATA SHARE OF 1998 TAXES                               100/365                27.40%
                                                                                         ----------
PURCHASER'S SHARE OF 1998 TAXES                                                           16,948.32
SELLER'S SHARE OF 1998 TAXES                                                              44,913.06

CREDIT DUE TO PURCHASER (SELLER):                                                        (16,948.32)
                                                                                         ==========

TOTAL CREDIT DUE TO PURCHASER (SELLER)                                                  (259,019.82)



[1] Taxes are payable in advance and have been paid by Seller for the period 10/1/97-9/30/98.
[2] Taxes are payable in advance and have been paid by Seller for the period 7/1/98-6/30/99.
[3] Taxes are payable in advance and have been paid by Seller for the period 10/1/98-9/30/99.
[4] Taxes are payable in advance and have been paid by Seller for the period 1/1/98-12/31/98.

                                  SCHEDULE B

--------------------------------------------------------------------------------

        HOLIDAY OFFICE PARK
        TENANT PREPAID RENTS
        PRORATION MADE AS OF:   11:59 PM, TUESDAY, SEPTEMBER 22, 1998

--------------------------------------------------------------------------------

                                                                       AMOUNT
        SUITE #         TENANT NAME                                   PREPAID
--------------------------------------------------------------------------------
             Prepaid Rent:

                        Progressive Casualty Insurance               1,254.53
                        Kharacterz                                  30,000.00
                        Lansing Oral Surgery                         1,890.15
                        Mercury Finance Co.                          1,662.50
                        Neumann & Canjar                                 0.03
                        Dietz Janitorial                                 1.50

                                        CREDIT TO PURCHASER         34,808.71
                                                                    =========

                                  SCHEDULE C
--------------------------------------------------------------------------------------------------------
HOLIDAY OFFICE PARK
RECURRING PAYABLES PRORATION
PRORATION MADE AS OF:          11:59 PM, TUESDAY, SEPTEMBER 22, 1998
---------------------------------------------------------------------------------------------------------
            SERVICE CONTRACTS


                                                                                               CREDIT DUE
                                                            BILLING PERIOD    # of DAYS        PURCHASER
VENDOR NAME                              PAYMENT             BEGIN     END      CREDIT         or (SELLER)
----------------------------------------------------------------------------------------------------------
PAID BY SELLER
ADT Security System                           (696.87)      03/01/98 02/28/99       159           (303.57)
ADT Security System                           (364.54)      04/01/98 03/31/99       190           (189.76)
ADT Security System                           (586.09)      05/01/98 04/30/99       220           (353.26)
Clean Team - USA                           (17,735.96)      09/01/98 09/30/98         8         (4,729.59)
Frident Neopost                               (502.44)      03/01/98 02/28/99       159           (218.87)
Hyacinth House                                (185.00)      09/01/98 09/30/98         8            (49.33)
Len's Carpet                                (1,030.00)      07/01/98 09/30/98         8            (89.57)
Millar Elevator Service Company               (481.57)      09/01/98 09/30/98         8           (128.42)

                                          CREDIT DUE TO PURCHASER (SELLER)                      (6,062.37)
                                                                                               -----------


PAYABLE BY PURCHASER

Grainger Container                             937.00       09/01/98 09/30/98        22            687.13
Pagenet                                         42.37       09/01/98 09/30/98        22             31.07
Rose Exterminator Company                      230.00       09/01/98 09/30/98        22            168.67
Schafers Lawn & Snow                           258.60       09/01/98 09/16/98        22            355.58


                                          CREDIT DUE TO PURCHASER (SELLER)                       1,242.45
                                                                                               ----------


                                          TOTAL CREDIT DUE TO PURCHASER (SELLER)                (4,819.92)
                                                                                               ===========

Notes:

                                  SCHEDULE D

-------------------------------------------------------------------------------

HOLIDAY OFFICE PARK
RENTAL CHARGE, DEPOSIT RECONCILIATION, AND DELINQUENCY SCHEDULE
PRORATION MADE AS OF:              11:59 PM, TUESDAY, SEPTEMBER 22, 1998

-----------------------------------------------------------------------------------------------------------
                                                 SEPTEMBER     SEPTEMBER    SEPTEMBER
                                       TENANT      MONTHLY    ESCALATION        OTHER      TOTAL    CHARGES
TENANT                            DEPOSITS(1)         RENT       CHARGES       INCOME    CHARGES       PAID
-----------------------------------------------------------------------------------------------------------
Holiday Office Park North 1000

Child Support Enforcement                -          640.52          -            -        640.52     640.52

Child Support Enforcement                -        3,885.75          -            -      3,885.75   3,885.75

Child Support Enforcement                -          714.00          -            -        714.00     714.00

Child Support Enforcement                -          909.91          -            -        909.91     909.91

Estate Preservation Services           321.75       321.75          -            -        321.75     321.75

Office of Systems Management             -        5,315.00          -            -      5,315.00   5,315.00

Ross & Associates                      227.00       262.85          -            -        262.85     262.85

Holiday Office Park North 1020

Child Support Enforcement                -        1,341.08          -            -      1,341.08   1,341.08

Child Support Enforcement                -        1,709.87          -            -      1,709.87   1,709.87

Child Support Enforcement                -        6,820.00          -            -      6,820.00   6,820.00

Child Support Enforcement                -        1,680.45          -            -      1,680.45   1,680.45

General Service Administration           -          475.00          -            -        475.00       -

Research North, Inc.                   400.00       782.35          -            -        782.35     782.35

Reynolds & Reynolds                      -          390.00          -            -        390.00     390.00

United States Army                       -          735.00          -            -        735.00     735.00

Holiday Office Park North 1048

Amertich Publishing                      -        5,734.17          -            -      5,734.17   5,734.17

Erie Construction                        -            -             -            -        587.66     587.66

Jackson National Life                    -        9,915.88          -            -      9,915.88   9,915.88

Jackson National Life                    -            -             -            -      2,608.49   2,608.49

Jackson National Life                    -        4,262.50          -            -      4,262.50   4,262.50

-----------------------------------------------------------------------------------------------------------------
                                                 SEPTEMBER
                                         PR'S      & PRIOR                                     TOTAL        TOTAL
                                      PRORATA      BALANCE      BALANCE         BALANCE         SR'S         PR'S
TENANT                                  SHARE          O/S    PRIOR 9/1    FOR 9/1 PMTS    SHARE O/S    SHARE O/S
-----------------------------------------------------------------------------------------------------------------
Holiday Office Park North 1000

Child Support Enforcement              170.81        -           -               -              -           -

Child Support Enforcement            1,036.20        -           -               -              -           -

Child Support Enforcement              190.40        -           -               -              -           -

Child Support Enforcement              242.64        -           -               -              -           -

Estate Preservation Services            85.80        -           -               -              -           -

Office of Systems Management         1,417.33        -           -               -              -           -

Ross & Associates                       70.09        -           -               -              -           -

Holiday Office Park North 1020

Child Support Enforcement              357.62        -           -               -              -           -

Child Support Enforcement              455.97        -           -               -              -           -

Child Support Enforcement            1,818.67        -           -               -              -           -

Child Support Enforcement              448.12        -           -               -              -           -

General Service Administration           -        475.00         -            475.00          348.33      126.67

Research North, Inc.                   208.63        -           -               -              -           -

Reynolds & Reynolds                    104.00        -           -               -              -           -

United States Army                     196.00        -           -               -              -           -

Holiday Office Park North 1048

Amertich Publishing                  1,529.11        -           -               -              -           -

Erie Construction                      156.71        -           -               -              -           -

Jackson National Life                2,644.23        -           -               -              -           -

Jackson National Life                  695.60        -           -               -              -           -

Jackson National Life                1,136.67        -           -               -              -           -


                                  SCHEDULE D

-------------------------------------------------------------------------------

HOLIDAY OFFICE PARK
RENTAL CHARGE, DEPOSIT RECONCILIATION, AND DELINQUENCY SCHEDULE
PRORATION MADE AS OF:              11:59 PM, TUESDAY, SEPTEMBER 22, 1998

-----------------------------------------------------------------------------------------------------------
                                                 SEPTEMBER     SEPTEMBER    SEPTEMBER
                                       TENANT      MONTHLY    ESCALATION        OTHER      TOTAL    CHARGES
TENANT                            DEPOSITS(1)         RENT       CHARGES       INCOME    CHARGES       PAID
-----------------------------------------------------------------------------------------------------------
Jackson National Life                       -     7,058.33              -           -   7,058.33   7,058.33

Jackson National Life                       -     3,465.00              -           -   3,465.00   3,465.00

Jackson National Life                       -     2,135.00              -           -   2,135.00   2,135.00

Jaydon, Inc.                           300.00            -              -      379.50     379.50     379.50

Med-Bill Corp.                              -            -              -      350.00     350.00     350.00

Med-Bill Corp.                              -            -              -      350.00     350.00     350.00

Spartan Services, Inc.                      -     1,594.46              -           -   1,594.46          -

Spartan Services, Inc.                      -            -              -    2,348.75   2,348.75          -

U.S. Geological Survey                      -     1,045.42              -           -   1,045.42   1,045.42

UAW-GM Legal Services                       -            -              -      180.50     180.50     180.50

Holiday Office Park 6500

Corporations and Securities                 -    11,261.25              -           -  11,261.25  11,261.25

Lakeland Dental Laboratory           4,971.25     5,381.25              -           -   5,381.25   5,381.25

Office of Technology Res.                   -     3,149.30              -           -   3,149.30   3,149.30

UAW-GM Legal Services                6,415.66     3,186.46              -           -   3,186.46   3,186.46

UAW-GM Legal Services                       -     2,159.67              -           -   2,159.67   2,159.67

Holiday Office Park North 6520

Attorney General                            -    17,128.42              -           -  17,128.42  17,128.42

U.S. Geological Survey                      -     8,268.56              -           -   8,268.56   8,268.56

Holiday Office Park South 6545                                          -

Capital Area Intrfaith                      -       208.33              -           -     208.33     208.33

Capital Area Intrfaith                      -            -              -       73.50      73.50      73.50

Catholic Social Services                    -            -              -       34.98      34.98      33.00

Consumer Energy                        903.72       903.72              -           -     903.72     903.72

-----------------------------------------------------------------------------------------------------------------
                                                 SEPTEMBER
                                         PR'S      & PRIOR                                     TOTAL        TOTAL
                                      PRORATA      BALANCE      BALANCE         BALANCE         SR'S         PR'S
TENANT                                  SHARE          O/S    PRIOR 9/1    FOR 9/1 PMTS    SHARE O/S    SHARE O/S
-----------------------------------------------------------------------------------------------------------------
Jackson National Life                1,882.22            -            -               -            -            -

Jackson National Life                  924.00            -            -               -            -            -

Jackson National Life                  569.33            -            -               -            -            -

Jaydon, Inc.                           101.20            -            -               -            -            -

Med-Bill Corp.                          93.33            -            -               -            -            -

Med-Bill Corp.                          93.33            -            -               -            -            -

Spartan Services, Inc.                      -     1,594.46            -        1,594.46     1,169.27       425.19

Spartan Services, Inc.                      -     2,348.75            -        2,348,75     1,722.42       626.33

U.S. Geological Survey                 278.78            -            -               -            -            -

UAW-GM Legal Services                   48.13            -            -               -            -            -

Holiday Office Park 6500

Corporations and Securities          3,003.00            -            -               -            -            -

Lakeland Dental Laboratory           1,435.00            -            -               -            -            -

Office of Technology Res.              839.81            -            -               -            -            -

UAW-GM Legal Services                  849.72            -            -               -            -            -

UAW-GM Legal Services                  575.91            -            -               -            -            -

Holiday Office Park North 6520

Attorney General                     4,567.58     2,753.66     2,753.66               -     2,753.66            -

U.S. Geological Survey               2,204.95            -            -               -            -            -

Holiday Office Park South 6545

Capital Area Intrfaith                  55.55            -            -               -            -            -

Capital Area Intrfaith                  19.60            -            -               -            -            -

Catholic Social Services                 8.80         1.98            -            1.98         1.45         0.53

Consumer Energy                        240.99            -                            -            -            -

                                  SCHEDULE D

-------------------------------------------------------------------------------

HOLIDAY OFFICE PARK
RENTAL CHARGE, DEPOSIT RECONCILIATION, AND DELINQUENCY SCHEDULE
PRORATION MADE AS OF:              11:59 PM, TUESDAY, SEPTEMBER 22, 1998

---------------------------------------------------------------------------------------------------------------
                                                 SEPTEMBER     SEPTEMBER    SEPTEMBER
                                       TENANT      MONTHLY    ESCALATION        OTHER      TOTAL       CHARGES
TENANT                            DEPOSITS(1)         RENT       CHARGES       INCOME    CHARGES         PAID
---------------------------------------------------------------------------------------------------------------
Corporations & Securities                   -            -             -       641.50       641.50       641.50

Dept. of Commerce                           -       538.00             -            -       538.00       538.00

Dept. of Commerce                           -       766.20             -            -       766.20       766.20

Dept. of Commerce                           -     1,463.72             -            -     1,463.72     1,463.72

Detroit Edison                              -       925.36             -            -       925.36       925.36

Dolman Associates                           -     3,718.05             -            -     3,718.05     3,718.05

Foster Grandparents                         -       210.60             -            -       210.60       210.60

Marygold, Inc. DBA Coffee                   -       459.42             -            -       459.42       459.42

Merrill & Associates                        -       524.70             -            -       524.70       524.70

Michigan Public Service Co.                 -    16,260.83             -            -    16,260.83    16,260.83

Michigan Public Service Co.                 -    46,020.25             -            -    46,020.25    46,020.25

R.S.V.P.                                    -       402.17             -            -       402.17       402.17

Rapid Copy                                  -       320.00             -            -       320.00       320.00

Service Master Capital                      -       393.75             -            -       393.75       393.75

US Army/Marine                              -    18,035.27             -            -    18,035.27            -

Holiday Office Park South 6546

Corps. & Securities                         -    23,629.38             -            -    23,629.38    23,629.38

Holiday Office Park South 6810

Bahrie, Ronald                              -       681.08             -            -       681.08       681.08

Coe, Sally                             631.67       631.67             -            -       631.67       295.46

Commercial Equipment Comp.             678.50       811.25             -            -       811.25       811.25

Damas, Raymond                              -       663.68             -            -       663.68       663.68

Erie Construction                           -     2,062.50             -            -     2,062.50     2,062.50


-----------------------------------------------------------------------------------------------------------------
                                                 SEPTEMBER
                                         PR'S      & PRIOR                                     TOTAL        TOTAL
                                      PRORATA      BALANCE      BALANCE         BALANCE         SR'S         PR'S
TENANT                                  SHARE          O/S    PRIOR 9/1    FOR 9/1 PMTS    SHARE O/S    SHARE O/S
-----------------------------------------------------------------------------------------------------------------

Corporations & Securities              171.07            -            -               -            -            -

Dept. of Commerce                      143.47            -            -               -            -            -

Dept. of Commerce                      204.32            -            -               -            -            -

Dept. of Commerce                      390.33            -            -               -            -            -

Detroit Edison                         246.76            -            -               -            -            -

Dolman Associates                      991.48            -            -               -            -            -

Foster Grandparents                     56.16            -            -               -            -            -

Marygold, Inc. DBA Coffee              122.51            -            -               -            -            -

Merrill & Associates                   139.92            -            -               -            -            -

Michigan Public Service Co.          4,336.22            -            -               -            -            -

Michigan Public Service Co.         12,272.07            -            -               -            -            -

R.S.V.P.                               107.25            -            -               -            -            -

Rapid Copy                              85.33            -            -               -            -            -

Service Master Capital                 105.00            -            -               -            -            -

US Army/Marine                              -    36,070.54    18,035.27       18,035.27    31,261.13     4,809,41

Holiday Office Park South 6546

Corps. & Securities                  6,301.17            -            -               -            -            -

Holiday Office Park South 6810

Bahrie, Ronald                         181.62            -            -               -            -            -

Coe, Sally                              78.79       336.21            -          336.21       246.55        89.66

Commercial Equipment Comp.             216.33            -            -               -            -            -

Damas, Raymond                         176.99            -            -               -            -            -

Erie Construction                      550.00            -            -               -            -            -


                                  SCHEDULE D

-----------------------------------------------------------------------------------------------------------

HOLIDAY OFFICE PARK
RENTAL CHARGE, DEPOSIT RECONCILIATION, AND DELINQUENCY SCHEDULE
PRORATION MADE AS OF:              11:59 PM, TUESDAY, SEPTEMBER 22, 1998

-----------------------------------------------------------------------------------------------------------
                                                 SEPTEMBER     SEPTEMBER    SEPTEMBER
                                       TENANT      MONTHLY    ESCALATION        OTHER      TOTAL    CHARGES
TENANT                            DEPOSITS(1)         RENT       CHARGES       INCOME    CHARGES       PAID
-----------------------------------------------------------------------------------------------------------
Four Seasons Travel                        -        640.03            -            -      640.03     640.03

Innervision Unisex Salon (1)               -      1,828.75            -            -    1,828.75         -

Kharacterz                                 -            -             -            -          -          -

Lansing Oral Surgery                       -      1,890.15            -            -    1,890.15   1,890.15

McNamee Porter & Seeley              1,891.93     2,487.50            -            -    2,487.50   2,487.50

Mercury Finance Co.                    831.25       831.25            -            -      831.25     831.25

Michigan Library Association               -      1,534.50            -            -    1,534.50   1,534.50

Michigan Library Consort.                  -      5,291.25            -            -    5,291.25   5,291.25

Neumann & Canjar                           -      2,007.38            -            -    2,007.38   2,007.38

Telplus Services, Inc.              2,000.46      2,000.46            -            -    2,000.46   2,000.46

Voss Insurance Services             1,224.00      1,326.00            -            -    1,326.00   1,326.00

Holiday Office Park South 940

Child Support Enforcement                 -       4,174.61            -            -    4,174.61   4,174.61

Child Support Enforcement                 -       6,350.00            -            -    6,350.00   6,350.00

Endodontic Specialists                    -       1,439.27            -            -    1,439.27   1,439.27

Holiday Office Park South 920

Amurol Confections Company            762.38        826.58            -            -      826.58     826.58

Burlingame Company                        -       1,630.83            -            -    1,630.83   1,630.83

Dietz Janitorial                          -         342.00            -            -      342.00     342.00

Dominion Exploration                      -         547.29            -            -      547.29     547.29

Jackson National Life                     -       1,920.00            -            -    1,920.00   1,920.00

M.A.C.U.L.                           375.00         375.00            -            -      375.00     375.00

Natral Gas Consultants               375.00         563.67            -            -      563.67     563.67

Partners Psychological Services      558.85         576.98            -            -      576.98     576.98



-----------------------------------------------------------------------------------------------------------------
                                                 SEPTEMBER
                                         PR'S      & PRIOR                                     TOTAL        TOTAL
                                      PRORATA      BALANCE      BALANCE         BALANCE         SR'S         PR'S
TENANT                                  SHARE          O/S    PRIOR 9/1    FOR 9/1 PMTS    SHARE O/S    SHARE O/S
-----------------------------------------------------------------------------------------------------------------
Four Seasons Travel                    170.67           -            -               -            -            -

Innervision Unisex Salon (1)               -      1,828.75           -         1,828.75     1,341.08       487.67

Kharacterz                                 -            -            -               -            -            -

Lansing Oral Surgery                   504.04           -            -               -            -            -

McNamee Porter & Seeley                663.33           -            -               -            -            -

Mercury Finance Co.                    221.67           -            -               -            -            -

Michigan Library Association           409.20           -            -               -            -            -

Michigan Library Consort.            1,411.00           -            -               -            -            -

Neumann & Canjar                       535.30           -            -               -            -            -

Telplus Services, Inc.                 533.46           -            -               -            -            -

Voss Insurance Services                353.60           -            -               -            -            -

Holiday Office Park South 940

Child Support Enforcement            1,113.23           -            -               -            -            -

Child Support Enforcement            1,693.33           -            -               -            -            -

Endodontic Specialists                 383.81           -            -               -            -            -

Holiday Office Park South 920

Amurol Confections Company             220.42           -            -               -            -            -

Burlingame Company                     434.89           -            -               -            -            -

Dietz Janitorial                        91.20           -            -               -            -            -

Dominion Exploration                   145.94           -            -               -            -            -

Jackson National Life                  512.00           -            -               -            -            -

M.A.C.U.L.                             100.00           -            -               -            -            -

Natral Gas Consultants                 150.31           -            -               -            -            -

Partners Psychological Services        153.86           -            -               -            -            -

                                  SCHEDULE D

-----------------------------------------------------------------------------------------------------------

HOLIDAY OFFICE PARK
RENTAL CHARGE, DEPOSIT RECONCILIATION, AND DELINQUENCY SCHEDULE
PRORATION MADE AS OF:              11:59 PM, TUESDAY, SEPTEMBER 22, 1998

-------------------------------------------------------------------------------------------------------------------------------
                                                         SEPTEMBER        SEPTEMBER       SEPTEMBER
                                           TENANT          MONTHLY       ESCALATION           OTHER         TOTAL       CHARGES
TENANT                                DEPOSITS(1)             RENT          CHARGES          INCOME       CHARGES          PAID
-------------------------------------------------------------------------------------------------------------------------------
Progressive Casualty Insurance (2)                        1,949.79               -               -        1,949.79      1,949.79

Washington Inventory Service               557.37           785.63               -               -          785.63        785.63
                                      ==========================================================================================
Totals                                  23,425.79        272,678.05              -         7,554.88     280,232.93    255,612.51


-----------------------------------------------------------------------------------------------------------------
                                                 SEPTEMBER
                                         PR'S      & PRIOR                                     TOTAL        TOTAL
                                      PRORATA      BALANCE      BALANCE         BALANCE         SR'S         PR'S
TENANT                                  SHARE          O/S    PRIOR 9/1    FOR 9/1 PMTS    SHARE O/S    SHARE O/S
-----------------------------------------------------------------------------------------------------------------
Progressive Casualty Insurance (2)     519.94    11,304.60    11,304.60              -     11,304.60           -

Washington Inventory Service           209.50           -            -               -            -            -
                                    =============================================================================
Totals                              68,163.31    56,713.95    32,093.53       24,620.42    50,148.49     6,565.46

NOTES:

(1) Restated Promissory Note dated December 1, 1996 expired August 1, 1998. A new Promissory Note is out for execution for $41,537.41 due 100% to Seller.
(2) Progressive Casualty owes Seller $11,304.60 for tenant improvements completed in their space.